FINANCIAL RISK MANAGEMENT - Schedule of foreign currency risk on net working capital and sensitivity analysis (Details) - USD ($)	Dec. 31, 2025	Dec. 31, 2024	Dec. 31, 2023
Foreign Currency Fair Value Hedge Derivative [Line Items]
Cash	$ 1,022	$ 1,558
Accounts payable	(59,232)	(81,570)
Canadian Dollar [Member]
Foreign Currency Fair Value Hedge Derivative [Line Items]
Cash	728	1,723	$ 32,733
Accounts payable	(72,262)	(87,597)	(49,300)
Loan	0	0	(40,000)
Total foreign currency working capital	(71,534)	(85,874)	(56,567)
US$ exchange rate	0.7296	0.695	0.7561
Total foreign currency net working capital in US$	(52,191)	(59,683)	(42,770)
Impact of a 10% strengthening of the US$ on net income (loss)	$ (5,219)	$ (5,968)	$ (4,277)